Subsequent Events	12 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

NOTE 20: — SUBSEQUENT EVENTS

Subsequent to March 31, 2023, the Company received one tentative ANDA approval from the FDA. The Company currently has a total of twenty-two ANDAs awaiting FDA approval, including four tentative approvals.

On May 26, 2023, the Board of Directors of the Company received a non-binding indication of interest to acquire all of the outstanding shares of the Company’s ordinary shares, other than any shares held by Sun or its affiliates, for a purchase price per share of $38 in cash (the “Proposal”). The Proposal indicated that the proposed purchase price per ordinary share represents a premium of 31.2% over the closing price of the ordinary shares on May 25, 2023, and a 41.5% premium over the average closing price of the ordinary shares over the 60 trading days preceding May 26, 2023. The Board of Directors of the Company has formed a special committee in order to be in a position to evaluate the Proposal. No assurance can be given that a definitive agreement with respect to the Proposal will be entered into, the terms or conditions of any such agreement, or whether the proposed transaction will eventually be consummated.

On May 30, 2023, Dov Pekelman, a director of the Company, submitted his resignation from the Board to the Company’s Chairman of the Board, Dilip Shanghvi. In doing so, Mr. Pekelman cited his age, his health, and his desire to reduce his business activities and obligations. Subsequently, as of June 27, 2023, Oded Sarig was appointed to serve as a member of the Board to fill the vacancy of Mr. Pekelman.

Due to the relocation of its physical operations to Hawthorne, New York, Alchemee LLC will be closing its facility located at 120 Broadway, Suite 500, Santa Monica, CA 90401 (the “Santa Monica facility”) on or about September 29, 2023. All employees in the Santa Monica facility were informed on June 1, 2023, and offered continued employment at the Company’s Hawthorne, New York location.